EXHIBIT 10.1

ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM ADMINISTRATION
DIVISION OF BUSINESS AND FINANCE
CONTRACT AMENDMENT

1. AMENDMENT NUMBER: 16	2. CONTRACT NO.: YH04-0001-06	3. EFFECTIVE DATE OF MODIFICATION: October 1, 2006	4. PROGRAM: DHCM
5. CONTRACTOR/PROVIDER NAME AND ADDRESS: Phoenix Health Plan/Community Connection 7878 N. 16th Street Phoenix, Arizona 85020
6. PURPOSE: To amend Sections B and D as listed below.

7.	The above referenced contract is hereby amended as follows:

	A.	SECTION B, CAPITATION RATES:
See rate sheet attached for the revised capitation rates effective October 1, 2006 through December 31, 2006 and the amounts to be paid to the rural hospitals.

Insert the following language before “See attached.”:
“The Contractor will be paid the attached Contractor specific capitation rates retroactively, per member per month, for the period of October 1, 2006 through December 31, 2006. Only the impacted rates are included on the attachment. All other rates remain unchanged. The Administration requires that the Contractor then make one-time payments to each rural hospital as prescribed on the attached schedule, pursuant to ARS §36-2905.02, to increase inpatient reimbursement to these small rural hospitals.

 The retroactive capitation rate payment will be paid in June 2007.  The Contractor shall make the prescribed payments to the rural hospitals by June 30, 2007 and submit proof of payment to the rural hospitals to the Finance Unit of the Division of Health Care Management by July 20, 2007.
The capitation rates for the period January 1, 2007 through September 30, 2007 are not impacted by this amendment.”

	B.	SECTION D, Paragraph 2, ELIGIBILITY CATEGORIES:
To include the coverage of behavioral health services under the SSDI-TMC program, replace the last subparagraph, which begins “In order to participate in SSDI-TMC…”, with:

In order to participate in SSDI-TMC, eligible persons must pay a premium. Participants become ineligible for SSDI-TMC once they become eligible for Medicare. SSDI-TMC is funded entirely by the State. Contractors will be capitated for these members under unique rate codes and AHCCCS may provide a reconciliation to limit the profit or loss of this population. If a reconciliation is to be implemented, an SSDI-TMC reconciliation policy will be developed which will discuss the details of the reconciliation calculations and timelines. SSDI-TMC members will not be eligible for prior period coverage, any supplemental payments or reinsurance. Members will be entitled to all AHCCCS Acute Care benefits.

	C.	SECTION D, Paragraph 3, ENROLLMENT AND DISENROLLMENT:
To clarify the Contractor’s responsibility for coverage of behavioral health services in the Prior Period, replace the subparagraph titled Prior Period Coverage with:

Prior Period Coverage:  AHCCCS provides prior period coverage for the period of time, prior to the Title XIX member’s enrollment, during which a member is eligible for covered services. The time frame is from the effective date of eligibility to the day a member is enrolled with the Contractor. The Contractor receives notification from the Administration of the member’s enrollment. The Contractor is responsible for payment of all claims for medically necessary covered services, including behavioral health services, provided to members during prior period coverage. This may include services provided prior to the contract year (See Section D, Paragraph 53, Compensation, for a description of the Contractor’s reimbursement from AHCCCSA for this eligibility time period.)

	D.	SECTION D, Paragraph 38, CLAIMS PAYMENT/HEALTH INFORMATION SYSTEM:

To clarify reimbursement rates for emergency services providers as well as non-contracted in state providers, insert the following language above the last subparagraph which begins “The Contractor shall submit a monthly Claims Dashboard…”;

In accordance with the Deficit Reduction Act of 2005, Section 6085, Contractor is required to reimburse non-contracted emergency services providers at no more than the AHCCCS Fee-For-Service rate. This applies to in state as well as out of state providers.

In accordance with Arizona Revised Statute 36-2903 and 36-2904, in the absence of a written negotiated rate, Contractor is required to reimburse non-contracted non-emergent in state providers at the AHCCCS fee schedule, or pursuant to 36-2905.01, at ninety-five percent of the AHCCCS Fee-For-Service rates for urban hospital days. All payments are subject to other limitations that apply, such as provider registration, prior authorization, medical necessity, and covered service.”

	E.	SECTION D, Paragraph 12, BEHAVIORAL HEALTH SERVICES:
To include the coverage of behavioral health services under the SSDI-TMC program, replace the first paragraph, which begins “AHCCCS members,…”, with:

AHCCCS members, except for SOBRA Family Planning members, are eligible for comprehensive behavioral health services. For SOBRA Family Planning members, there is no behavioral health coverage. With the exception of the Contractor’s providers’ medical management of certain behavioral health conditions as described under “medication Management Services” below, the behavioral health benefit for these members is provided through the ADHS – Regional Behavioral Health Authority (RBHA) system. The Contractor shall be responsible for member education regarding these benefits; provision of limited emergency inpatient services; and screening and referral to the RBHA system of members identified as requiring behavioral health services.

	F.	SECTION D, Paragraph 40, HOSPITAL SUBCONTRACTING AND REIMBURSEMENT:
To clarify reimbursement rates for emergency services providers, delete the following language under the subparagraph “Maricopa and Pima counties only”:
“Pursuant to Section 6085 of the Federal Deficit Reduction Act, non-contracted providers of emergency services shall be paid no more than the AHCCCS Fee-For-Service rates. Furthermore,”
Change the “i” to “I” in the next sentence to read “In accordance with R9-22-718, …..”
Delete the following language from under subparagraph “Out-of-State Hospitals”:

“For non-contracted out-of-state providers of emergency services, the Contractors shall pay no more than the AHCCCS Fee-For-Service rates, pursuant to Section 6085 of the Federal Deficit Reduction Act.”

	G.	SECTION D, Paragraph 53, COMPENSATION:
To clarify the Contractor’s responsibility for coverage of behavioral health services in the Prior Period, replace the subparagraph titled Prior Period Coverage (PPC) Capitation with:

Prior Period Coverage (PPC) Capitation:  Except for SOBRA Family Planning, SSDI-TMC, KidsCare and HIFA Parents, the Contractor will be paid capitation for all PPC member months, including partial member months.  This capitation includes the cost of providing medically necessary covered services, including behavioral health services, to members during prior period coverage.  The PPC capitation rates will be set by AHCCCSA and will be paid to the Contractor along with the prospective capitation described below.  Contractors will not receive PPC capitation for newborns of members who were enrolled at the time of delivery.

NOTE:  Please sign, date and return one original to:
Phil Baldwin
AHCCCS Contracts and Purchasing
701 E Jefferson Street, MD 5700
Phoenix, AZ  85034

8. EXCEPT AS PROVIDED FOR HEREIN, ALL TERMS AND CONDITIONS OF THE ORIGINAL CONTRACT NOT HERETOFORE CHANGED AND/OR AMENDED REMAIN UNCHANGED AND IN FULL EFFECT.

IN WITNESS WHEREOF THE PARTIES HERETO SIGN THEIR NAMES IN AGREEMENT

9. NAME OF CONTRACTOR: Phoenix Health Plan	10. ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM
SIGNATURE OF AUTHORIZED INDIVIDUAL: /s/ Nancy Novick NANCY NOVICK CHIEF EXECUTIVE OFFICER	SIGNATURE: /s/ Michael Veit MICHAEL VEIT CONTRACTS & PURCHASING ADMINISTRATOR
DATE: 4/26/07	DATE: APR 19, 2007

ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM
REVISED ACUTE CAPITATION RATES
Phoenix Health Plan/Community Connection
(10/1/06-12/31/06)

                                                TANF                     TANF                     SSI                         SSI
Title XIX Rates:                  <1, M/F                  14-44, F                 w/Med                    w/o Med                 Non-Med                MED
8  Gila Pinal                            $554.66                   $198.77                   $216.49                   $595.67                   $425.94                   $1,578.01

Two percent Premium tax is included in the Capitation Rates.
Payments stated without Premium Tax.

PHP/Community connection	Payment
1 Benson Hospital	$
2 Carondelet Holy Cross	$
3 Cobre Valley Community Hospital	$419,365.29
4 Copper Queen Community Hospital	$
5 La Paz Regional Hospital	$
6 Mount Graham Regional Medical Center	$
7 Navapache Regional Medical Center	$
8 Northern Cochise Community Hospital	$
9 Page Hospital	$
10 Payson Regional Medical Center	$556,825.04
11 Sage Memorial Hospital	$
12 Sierra Vista Regional Health	$
13 Southeastern Az Medical Center	$
14 Valley View Medical Center	$
15 Verde Valley Medical Center	$
16 White Mountain Regional Medical Center	$
17 Wickenburg Regional Health Center	$
18 Winslow Memorial Hospital	$
19 YRMC East	$
Total	$976,190.33